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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference made to our firm under the caption "General Information-Counsel and Independent Auditors" and to the use of our report dated November 12, 1999 in this Registration Statement (Form N-1A No. 333-84885) of DLJdirect Mutual Funds.


                              /s/ ERNST & YOUNG LLP
                              -------------------------------
                                ERNST & YOUNG LLP



New York, New York
November 12, 1999